Exhibit 10.1

             EMPLOYEES FROM EAST BOULDER MINE RATIFY UNION CONTRACT

    BILLINGS, Mont., July 7 /PRNewswire-FirstCall/ -- STILLWATER MINING COMPANY (NYSE: SWC), reported that the members of the United Steelworkers and its Local - 1, East Boulder Unit, under which the Company's employees are organized, voted to approve a three-year contract effective July 10, 2005 through July 1, 2008. The contract will cover employees at the East Boulder Mine located in McLeod Montana.

    Stillwater Mining Company is the only U.S. producer of palladium and platinum and is the largest primary producer of platinum group metals outside of South Africa and Russia. The Company's shares are traded on the New York Stock Exchange under the symbol SWC. Information on Stillwater Mining Company can be found at its Web site: www.stillwatermining.com.

    Some statements contained in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, therefore, involve uncertainties or risks that could cause actual results to differ materially. These statements may contain words such as "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions. These statements are not guarantees of the Company's future performance and are subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Such statements include, but are not limited to, comments regarding expansion plans, costs, grade, production and recovery rates, permitting, financing needs, the terms of future credit facilities and capital expenditures, increases in processing capacity, cost reduction measures, safety, timing for engineering studies, and environmental permitting and compliance, litigation and the palladium and platinum market. Additional information regarding factors which could cause results to differ materially from management's expectations is found in the section entitled "Risk Factors" above in the Company's 2004 Annual Report on Form 10-K. The Company intends that the forward-looking statements contained herein be subject to the above-mentioned statutory safe harbors. Investors are cautioned not to rely on forward-looking statements. The Company disclaims any obligation to update forward-looking statements.

     CONTACT:      Stillwater:     John R. Stark      406-322-8700
                   USW:            Steven Gentry      406-656-1439

SOURCE  Stillwater Mining Company
    -0-                             07/07/2005
    /CONTACT: John R. Stark of Stillwater, +1-406-322-8700; or Steven Gentry of USW, +1-406-656-1439/
    /Web site:  http://www.stillwatermining.com